EXECUTION VERSION 6549747 v7 MEMBERSHIP INTEREST PURCHASE AGREEMENT THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is dated as of July 19, 2022, by and between Warehouse Goods LLC, a Delaware limited liability company (the “Seller”), and Portofino Partners LLC, a Delaware limited liability company (the “Buyer”). RECITALS WHEREAS, the Seller owns fifty percent (50%) of the limited liability company membership interests (the “Membership Interest”) of Vibes Holdings LLC, a Delaware limited liability company (the “Company”); WHEREAS, the Membership Interest is held by the Seller pursuant to that certain Operating Agreement of the Company, dated as of February 8, 2018, between the Seller and Biggerbizz Consulting LLC (“Biggerbizz”), as amended by the Seller and Biggerbizz on September 24, 2019 (the “Operating Agreement”); and WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, all of the Membership Interest upon the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: ARTICLE I PURCHASE AND SALE OF THE MEMBERSHIP INTEREST Section 1.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, in consideration of the Purchase Price (as defined in Section 1.2 below), the Seller shall sell, transfer, and deliver to the Buyer, and the Buyer shall purchase, acquire, and accept from the Seller, the Membership Interest. Section 1.2 Purchase Price and Payment. In consideration for the Membership Interest, the Buyer shall pay to the Seller a purchase price of $5,300,000 (the “Purchase Price”), on the Closing Date, in immediately available funds, as directed by the Seller pursuant to the Funds Flow Memorandum (as defined below). ARTICLE II THE CLOSING Section 2.1 The Closing. The closing of the purchase and sale of the Membership Interest (the “Closing”) shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. Eastern Time, on the date of this Agreement (the “Closing Date”), or at any other place or time as may be mutually agreed by the Buyer and the Seller. Section 2.2 Deliveries by the Seller. At the Closing, the Seller shall deliver to the Buyer:

2 (a) an assignment of the Membership Interest, duly executed by the Seller, assigning all of the Seller’s interest in the Membership Interest to the Buyer, in a form satisfactory to the Seller and the Buyer (the “Assignment”); (b) a distribution agreement, duly executed by the Seller and the Company, in a form satisfactory to the Seller and the Buyer; (c) a termination of that certain Services Agreement, dated as of July 6, 2018, between the Seller and the Company, which termination shall be included in the Distribution Agreement, duly executed by the Seller and the Company, in a form satisfactory to the Seller and the Buyer; (d) a consent, waiver and joinder to the Operating Agreement, duly executed by the Company and Biggerbizz, in a form satisfactory to the Seller and the Buyer (the “Consent, Waiver and Joinder”); (e) a recently issued certificate of good standing of the Seller, issued by the Secretary of State of the State of Delaware; (f) a certificate, dated as of the Closing Date, executed by an officer of the Seller, certifying that (i) the resolutions, as attached to such certificate, were duly adopted by the sole member of the Seller, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, and that such resolutions remain in full force and effect, and (ii) the articles of organization and operating agreement of the Seller attached to such certificate are those currently in effect; (g) an account satisfaction and transition agreement, dated as of the Closing Date, duly executed by Greenlane Holdings, Inc. (“Greenlane”), the Company and RSL Blunt Productions, S.R.L. (“RSL”), in a form satisfactory to the Seller and the Buyer (the “ASTA”); and (h) a funds flow memorandum, dated as of the Closing Date, duly executed by the Seller, in a form satisfactory to the Buyer and the Seller, providing for the Buyer’s disbursement of the Purchase Price as specified therein (the “Funds Flow Memorandum”). Section 2.3 Deliveries by Buyer. At the Closing, the Buyer shall deliver to the Seller: (a) the Purchase Price by wire transfer of immediately available funds to one or more parties and accounts specified by the Seller pursuant to the Funds Flow Memorandum; (b) the Assignment, duly executed by the Buyer; (c) the Consent, Waiver and Joinder, duly executed by the Buyer; (d) a recently issued certificate of good standing of the Seller, issued by the Secretary of State of the State of Delaware; (e) a certificate dated as of the Closing Date, executed by an officer of the Buyer, certifying that (i) the resolutions, as attached to such certificate, were duly adopted by the

3 Board of Managers of the Buyer, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, and that such resolutions remain in full force and effect, and (ii) the articles of organization and operating agreement of the Buyer attached to such certificate are those currently in effect; (f) the ASTA, duly executed by Greenlane, the Company and RSL; and (g) the Funds Flow Memorandum, duly executed by the Buyer. ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER AND THE COMPANY The Seller hereby represents and warrants to the Buyer as follows: Section 3.1 Organization, Authorization and Binding Obligation. Each of the Seller and the Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Each of the Seller and the Company has all requisite power and authority to carry on its business as currently conducted and to own and operate its assets. The Seller has delivered to the Buyer true, correct, and complete copies of the articles of organization and the limited liability company operating agreement of the Seller and the articles of organization and the limited liability company operating agreement of the Company, each as in effect on the date of this Agreement (collectively, the “Organizational Documents”). The Seller is not in violation in any material respect of any provision of any of its Organizational Documents. The Seller has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. This Agreement has been duly executed by the Seller and constitutes the legal, valid, and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability hereof or thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or (b) applicable equitable principles (whether considered in a proceeding at law or in equity) (the “Enforceability Exceptions”). Section 3.2 No Conflict. The execution and the delivery of this Agreement, the consummation by the Seller of the transactions contemplated by this Agreement, and the performance by the Seller of its obligations hereunder will not, with or without notice or lapse of time or both: (a) violate any provision of the Organizational Documents; (b) violate any law or order to which the Seller or the Company is subject; (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party thereto the right to accelerate, terminate, recapture any real property, modify or cancel or require any notice under any bond, mortgage, indenture, agreement, deed of trust, license, lease, contract, commitment, shareholders agreement, voting trust, loan or other agreement to which the Seller or, to the Seller’s Knowledge, the Company is a party; or (d) result in the imposition of any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (collectively “Encumbrances”) on the Membership

4 Interest, except as set forth on Schedule 3.2 hereto and in the case of the foregoing clauses (b) and (c) such violations or conflicts, individually or in the aggregate, that would not reasonably be expected to have a Company Material Adverse Effect (as defined below) or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement. “Company Material Adverse Effect” means a material adverse effect, either individually or when aggregated with other such effects, on the assets, assets, business, operations, prospects, condition (financial or otherwise) or results of operations of the business of the Company and its subsidiaries, taken as a whole. Section 3.3 No Consents. Assuming that the representations and warranties of the Buyer set forth herein are true and correct in all material respects, except with respect to the Operating Agreement, no consent, license, approval, order, permit, or authorization of, or registration, filing, or declaration with, any court, administrative agency, or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Authority”), or any other person is required to be obtained or made in connection with the execution, delivery, and performance of this Agreement or any of the transactions required or contemplated hereby, except for (a) any consent of approval by any third party previously obtained, or (b) any consent, license, approval, order, permit or authorization of, or registration, filing, or declaration, the failure of which to be given, made or obtained would not reasonably be expected to adversely affect in any material respect the ability of the Seller to perform its obligations under, and consummate the transactions contemplated by, this Agreement. Section 3.4 Capitalization. The Membership Interest constitutes fifty percent (50%) of all of the issued and outstanding equity interests of the Company, and the Seller is the record and beneficial owner of one hundred percent (100%) of the Membership Interest. Section 3.5 Title to Membership Interest. Upon transfer of the Membership Interest to the Buyer and upon delivery by the Buyer to the Seller of the Purchase Price in full in accordance with this Agreement, the Buyer will receive the Membership Interest free and clear of any Encumbrances. Section 3.6 Inventory. The Company currently owns the inventory set forth on Schedule 3.6 hereto, which inventory has an aggregate value equal to at least $2,432,000 (collectively, the “Company Inventory”). Section 3.7 Litigation. There are no: (i) actions, arbitrations, claims, litigations, proceedings, or lawsuits (whether civil, criminal, or administrative) commenced, brought, conducted or heard by or before any court, administrative tribunal, governmental body, or organization or association that sponsors or conducts arbitration (“Proceedings”) pending or, to the Knowledge of the Seller, threatened against the Seller, involving the Membership Interest, the Seller’s ownership or authority with respect to the Membership Interest, the transactions contemplated by this Agreement, or that questions the validity of this Agreement or any action taken or to be taken by the Seller in connection with, or seeks to enjoin or obtain monetary damages in respect of, this Agreement; or (ii) Proceedings pending or, to the Knowledge of the Seller, threatened against the Company. “Knowledge of the Seller” or “Seller’s Knowledge” means the actual knowledge of Nick Kovacevich, Chief Executive Officer of the Seller, without such individual having made any inquiry.

5 Section 3.8 Trademarks. Schedule 3.8 hereto sets forth a list of all U.S. and foreign trademark registrations and pending trademark applications (collectively, the “Registered Marks”), in each case owned by the Company as of the date hereof, which list is true and complete in all material respects. To the Seller’s Knowledge, all Registered Marks that have been registered are valid, subsisting and in full force and effect. The consummation of the transactions contemplated in this Agreement will not result in the loss or impairment of the right of the Company to own or continue to use the Registered Marks. The Seller has not received written notice of any Proceedings, and there are no pending Proceedings, relating to the use, validity or enforceability of any of the Registered Marks. The Company is not the subject of any pending Proceedings that allege that Company’s use of the Registered Marks infringes, dilutes or otherwise violates the intellectual property of any third party. Section 3.9 Tax Matters. The Company has timely filed or caused to be timely filed all Tax Returns that are or were required to be filed by the Company pursuant to applicable law. All Tax Returns filed by the Company are true, correct and complete in all material respects and were prepared in compliance with all applicable laws. The Company has paid all Taxes owed by the Company (whether or not shown on any Tax Returns), except such Taxes, if any, which are not yet delinquent. Except as set forth on Schedule 3.9 hereto, the Company is not currently the beneficiary of any extension of time within which to file any income Tax Return. The Company has received no written claim made by any Governmental Entity in a jurisdiction where the Company does not file Tax Returns asserting that the Company is or may be subject to taxation by that jurisdiction. Neither the Seller nor the Company has received written notice indicating that any governmental entity intends to assess any additional Taxes against the Company for any period for which Tax Returns have been filed. There are no pending audits, assessments, disputes or claims concerning any Taxes of the Company. The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case, that are either in force or outstanding. For purposes of this Agreement, (a) “Tax Returns” means and includes all returns, statements, declarations, estimates, forms, reports, information returns and any other documents (including all consolidated, affiliated, combined or unitary versions of the same) relating to Taxes, including all related and supporting information, in each case, filed or required by law to be filed with any Governmental Entity in connection with the determination, assessment, reporting, payment, collection or administration of any Taxes, and including Treasury Form TD F 90-22.1 and FinCEN Form 114, and (b) “Taxes” means all federal, state, local and foreign taxes (including income taxes, excise taxes, value added taxes, occupancy taxes, employment taxes, withholding taxes, escheat or unclaimed property, unemployment taxes, ad valorem taxes, custom duties and transfer taxes) and similar fees, levies, imposts, impositions, assessments and governmental charges imposed upon a person or entity, including all taxes and governmental charges imposed upon any of the personal properties, real properties, tangible or intangible assets, income, receipts, payrolls, transactions, equity transfers, equity, net worth or franchises of a person or entity (including all sales, use, withholding or other taxes which a person is required to collect or pay over to any government), and all related additions to tax, penalties or interest thereon. Section 3.10 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

6 Section 3.11 Company Compliance with Law. The Company is in compliance, in all material respects, with the requirements of all applicable laws, regulations, rules, executive orders and all final judgments, decrees and orders of any court or other Governmental Authority necessary to conduct its business as currently conducted, except for such failures to comply that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect (as defined below) or prevent, materially delay or materially impair the consummation of the transactions contemplated by this Agreement. Section 3.12 Company Indebtedness. Except as set forth on Schedule 3.12 hereto, the Company has no indebtedness for borrowed money. Section 3.13 Inventory on Order. The Company is currently party to certain open purchase orders with RSL, providing for the purchase by the Company of papers, wraps and cones, as set forth on Schedule 3.13 hereto (the “Open Purchase Orders”). Section 3.14 No Other Representations and Warranties. Except as and to the extent expressly set forth in this Agreement, none of the Seller, its affiliates or any of their respective representatives makes any representations or warranties to the Buyer or any other person, and the Seller, on behalf of itself, its affiliates, and their respective representatives, hereby disclaim all liability for any such other representation, warranty, projection, forecast, statement or information made, communicated, or furnished to the Buyer or any other person. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BUYER The Buyer hereby represents and warrants to the Seller as follows: Section 4.1 Organization; Authorization and Binding Obligation. The Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Buyer has all requisite power and authority to carry on its business as currently conducted and to own and operate its assets. The Buyer has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. This Agreement has been duly executed by the Buyer and constitutes the legal, valid, and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to the Enforceability Exceptions. Section 4.2 No Conflict. The execution and delivery of this Agreement, the consummation by the Buyer of the transactions contemplated by this Agreement, and the performance by the Buyer of its obligations hereunder will not, with or without notice or lapse of time or both: (a) violate any provision of the articles of organization and the limited liability company operating agreement of the Buyer as in effect on the date of this Agreement; or (b) conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, suspension, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance of any kind under (i) any provision of any bond, mortgage, indenture, agreement, deed of trust, license, lease, contract, commitment, shareholders agreement, voting trust, loan or other agreement to which the Buyer is a party or by which the Buyer or any of its properties or assets may be bound,

7 or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Buyer. Section 4.3 No Consents. Assuming that the representations and warranties of the Seller set forth herein are true and correct in all material respects, no consent, license, approval, order, permit, or authorization of, or registration, filing, or declaration with, any court, administrative agency, or commission or other Governmental Authority, or any other person is required to be obtained or made in connection with the execution, delivery, and performance of this Agreement or any of the transactions required or contemplated hereby, except for any consent, license, approval, order, permit or authorization of, or registration, filing, or declaration, the failure of which to be given, made or obtained would not reasonably be expected to adversely affect in any material respect the ability of the Buyer to perform its obligations under, and consummate the transactions contemplated by, this Agreement. Section 4.4 Litigation. There are no Proceedings pending or, to the knowledge of the Buyer, threatened against the Buyer involving the transactions contemplated by this Agreement or that question the validity of this Agreement or any action taken or to be taken by the Buyer in connection with, or seeks to enjoin or obtain monetary damages in respect of, this Agreement. Section 4.5 Independent Appraisal. The Buyer has, by reason of its business or financial experience, or the business and financial experience of its professional advisors who are unaffiliated with the Seller, the capacity to protect its own interests in connection with the purchase of the Membership Interest. The Buyer is familiar with and is well-informed about the business of the Company and acknowledges that it has been afforded the opportunity to ask appropriate representatives of the Company questions concerning the business, assets, financial condition and prospects of the Company. Section 4.6 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer. Section 4.7 No Other Representations and Warranties. Except as and to the extent expressly set forth in this Agreement, neither the Buyer, its affiliates or any of its representatives makes any representations or warranties to the Seller or any other person, and the Buyer, on behalf of itself, its affiliates, and its representatives, hereby disclaims all liability for any such other representation, warranty, projection, forecast, statement or information made, communicated, or furnished to the Seller or any other person. ARTICLE V CERTAIN AGREEMENTS AND COVENANTS Section 5.1 Partial Payment of Open Purchase Orders. Concurrently with the Closing, the Seller shall pay to RSL a portion of the total amount due to RSL under the Open Purchase Orders, as provided in the ASTA, which payment shall be made out of the proceeds of the Purchase Price, as set forth in the Funds Flow Memorandum.

8 Section 5.2 Inventory Delivery. The Company Inventory is currently in the possession of the Seller and will be delivered by the Seller to the Company promptly following the closing, to a suitable storage location directed by the Company, subject to the Company’s reasonable cooperation in coordinating such delivery arrangements. The costs for the Seller to ship and deliver the Company Inventory to the Company shall be shared equally by the Seller and the Company. Section 5.3 Press Releases. (a) Following the Closing, except as required by law, no party shall, and each party shall cause its affiliates not to, issue any press release or public announcement or otherwise make any disclosure concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party. Section 5.4 Non-Disparagement. Following the Closing, none of the parties will, and each will cause their respective affiliates and representatives not to, make any press release or other public statement (whether written or oral) relating to any other party which could reasonably be expected to disparage or be derogatory towards, or otherwise criticize, such other party. Section 5.5 Further Assurances. Following the Closing, the Buyer and the Seller will take all actions, execute and deliver all further documents and do all other acts and things as the other may reasonably request to carry out and document the intent of this Agreement. ARTICLE VI SURVIVAL; INDEMNIFICATION Section 6.1 Survival of Representations and Warranties. All representations and warranties of the parties to this Agreement shall survive until twelve (12) months from the Closing Date and shall thereupon expire, and all covenants and agreements made by the parties to this Agreement shall survive until fully performed in accordance with the terms of this Agreement; provided that the representations and warranties set forth in (a) Section 3.1 (Organization, Authorization and Binding Obligation), Section 3.4 (Capitalization), Section 3.5 (Title to Membership Interest), Section 3.9 (Tax Matters) and Section 3.10 (No Brokers) (collectively, the “Seller Fundamental Representations”), and (b) Section 4.1 (Organization, Authorization and Binding Obligation) and Section 4.6 (No Brokers) (collectively, the “Buyer Fundamental Representations”), shall in each case survive until the earlier of (x) the expiration of the applicable statute of limitations thereto and (y) three (3) years from the Closing Date. Except for any representation or warranty that is the subject of any claim with respect to which a Claim Notice meeting the requirements of Section 6.4(a) is delivered by the Indemnified Party to the Indemnifying Party prior to the expiration of the applicable survival period set forth in this Section 6.1, which such claim shall survive solely for purposes of resolution of such claim until such claim is fully and finally resolved, any obligation under this Article VI to provide indemnification with respect to any breach or violation of any representation or warranty shall terminate and expire on the date that the applicable representation or warranty shall expire pursuant to the foregoing sentence.

9 Section 6.2 Indemnification by Seller. (a) The Seller shall indemnify, defend, and hold harmless the Buyer from and against all losses, liabilities, damages, claims, Taxes, costs, and expenses (including reasonable legal and other professional fees and expenses, including in connection with the enforcement of the Buyer’s right to be indemnified for any such amount regardless of whether or not the loss, cost, liability, damage, fine, penalty, judgment fee, award or expense related a third-party claim) (“Losses”) suffered or incurred by the Buyer arising out of or resulting from (i) any failure by the Seller to perform its covenants or obligations as set forth in this Agreement or in any other certificate or instrument delivered pursuant to this Agreement, or (ii) any inaccuracy in or breach of any representation or warranty of the Seller made to the Buyer contained in this Agreement or in any other certificate or instrument delivered pursuant to this Agreement. For the avoidance of doubt, “Losses” shall not include any punitive, incidental, consequential, exemplary, special or indirect damages, including any loss of future revenue or income, loss of business reputation or opportunity, diminution of value or any damages based on any type of multiple, in any such case claimed under the terms of or due to any breach of this Agreement. (b) Seller shall not have liability for any Losses pursuant to Section 6.2(a)(ii) (other than with respect to the Seller Fundamental Representations) unless and until the amount of all Losses arising under Section 6.2(a)(ii) exceeds $159,000 in the aggregate (the “Basket Amount”). Once the amount of all Losses arising under Section 6.2(a)(ii) exceed the Basket Amount in the aggregate, the Seller shall be responsible for the full amount of Losses in excess of the Basket Amount. Notwithstanding the foregoing, the maximum liability of the Seller for all Losses under Section 6.2(a)(ii), other than with respect to the Seller Fundamental Representations, shall not exceed, in the aggregate, an amount equal to $265,000 (the “Cap”). The maximum aggregate liability of the Seller for all Losses pursuant to Section 6.2(a) shall not exceed, in the aggregate, an amount equal to the Purchase Price. Section 6.3 Indemnification by Buyer. (a) The Buyer shall indemnify, defend and hold harmless the Seller from and against all Losses suffered or incurred by the Seller arising out of or resulting from (i) any failure by the Buyer to perform its covenants or obligations as set forth in this Agreement or in any other certificate or instrument delivered pursuant to this Agreement, (ii) any inaccuracy in or breach of any representation or warranty of the Buyer made to the Seller contained in this Agreement or in any other certificate or instrument delivered pursuant to this Agreement, and (iii) the ownership or operation of the Membership Interest following, or any liabilities or obligations in respect of the Membership Interest arising after, the Closing. (b) The maximum aggregate liability of the Buyer for all Losses pursuant to Section 6.3(a) shall not exceed, in the aggregate, an amount equal to the Purchase Price. Section 6.4 Third-Party Proceedings. (a) Reasonably promptly, but in no event more than ten (10) days, following receipt by a person entitled to be indemnified under this Article VI (an “Indemnified Party”) of notice of the commencement of a Proceeding by a third party (including a governmental body)

10 against him, her or it (a “Third-Party Proceeding”), such Indemnified Party will, if a claim for indemnification is to be made against a party (an “Indemnifying Party”) under this Article VI, give written notice to the Indemnifying Party of the commencement of such Third-Party Proceeding for which indemnification is sought. Any such written notice shall set forth in reasonable detail the facts giving rise to such Third-Party Proceeding (to the extent known by the Indemnified Party) and the amount or estimated amount (to the extent reasonably estimable) of Losses arising out of such Third-Party Proceeding, any other remedy sought thereunder and, to the extent known by the Indemnified Party, any other material details pertaining thereto (a “Claim Notice”). The failure to timely notify the Indemnifying Party will not relieve the Indemnifying Party of any obligation that the Indemnifying Party may have to an Indemnified Party hereunder, except to the extent that the defense of such Third-Party Proceeding was actually and materially prejudiced by the Indemnified Party’s failure to provide timely notice or such information. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly following the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third-Party Claim. (b) The Indemnifying Party will be entitled to participate in any Third-Party Proceeding with respect to which indemnification has been or will be sought hereunder and, to the extent that the Indemnifying Party wishes, to assume the defense of such Third-Party Proceeding (with counsel of its choice that is reasonably satisfactory to the Indemnified Party) by notifying the Indemnified Party of its election to do so within thirty (30) days of receipt of notice of such Proceeding pursuant to Section 6.4(a); provided that the Indemnifying Party shall have acknowledged in writing to the Indemnified Party its obligation to indemnify the Indemnified Party hereunder in respect of Losses suffered by the Indemnified Party in connection with such Third- Party Proceedings if the same is adversely determined. Notwithstanding the foregoing, the Indemnifying Party will not be permitted to assume the defense of a Third-Party Proceeding if: (A) such Third-Party Proceeding arises in connection with any criminal proceeding, action, indictment, criminal allegation or criminal investigation of the Indemnified Party or its affiliates; or (B) the Indemnified Party is advised in writing by outside counsel chosen by it that there are one or more legal or equitable defenses available to the Indemnified Party that the Indemnifying Party cannot assert on behalf of the Indemnified Party (assuming the full cooperation of the Indemnified Party in asserting such defenses). Following an assumption of defense of a Third- Party Proceeding by an Indemnifying Party hereunder, the Indemnifying Party will have no liability for any fees of legal counsel or other expenses subsequently incurred by the Indemnified Party in connection with such Proceeding. If an Indemnifying Party assumes the defense of a Third-Party Proceeding, no compromise or settlement of the underlying claims may be effected by it without the Indemnified Party’s consent (not to be unreasonably withheld, conditioned or delayed). If an Indemnifying Party assumes the defense of a Third-Party Proceeding, the Indemnified Party will not settle such Proceeding without the prior written consent of the Indemnifying Party; provided, however, that the Indemnified Party will have the right to settle any such Proceeding without the prior written consent of the Indemnifying Party if the Indemnified Party first waives any right to indemnity under this Agreement with respect to such Proceeding. If an Indemnified Party controls the defense of a Third-Party Proceeding, the Indemnifying Party may participate in such Proceeding with counsel of its own choice and the Indemnified Party will not settle such Proceeding without the prior written consent of the Indemnifying Party; provided, however, that the Indemnified Party will have the right to settle any such Proceeding without the prior written consent of the Indemnifying Party if the Indemnified Party first waives any right to

11 indemnity under this Agreement with respect to such Proceeding. (c) Except to the extent it would cause a waiver of a privilege, each party will make available to each other party and each other party’s representatives all of its books and records and, as applicable, employees relating to a Third-Party Proceeding as may be reasonably requested by each other party, and each party will reasonably cooperate to ensure the proper and adequate defense of such Third-Party Proceeding. Section 6.5 Other Claims. A claim for indemnification for any matter not involving a Third-Party Proceeding must be asserted by a Claim Notice meeting the requirements of Section 6.4(a) to the Indemnifying Party. Section 6.6 Determination of Losses. The amount of Losses to which a party shall be entitled under this Article VI shall be determined (a) by written agreement between the Seller and the Buyer, (ii) by a final unappealable order of a court of competent jurisdiction which has not been vacated, reversed, stayed, enjoined, set aside, annulled, or suspended, and in relation to which no appeal is pending and the prescribed time for filing an appeal has expired, or (c) by any other means as to which the Seller and the Buyer shall agree in writing. Section 6.7 Exclusive Remedy. The parties hereto agree that, from and after the Closing, the sole and exclusive remedies of the parties for any Losses based upon, arising out of or otherwise in respect of the matters set forth in this Agreement (including any schedules or exhibits attached hereto or the certificates delivered pursuant hereto), whether based in contract, tort, equity or law, are the indemnification and reimbursement obligations of the parties set forth in this Article VI. The provisions of this Section 6.7 shall not, however, prevent or limit a cause of action to obtain an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof or any remedy based upon actual (and not constructive) fraud. Any indemnification payment made under this Agreement shall be treated for all tax purposes as an adjustment to the Purchase Price, except to the extent required otherwise under applicable law. ARTICLE VII MISCELLANEOUS Section 7.1 Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery, or sent by commercial overnight delivery or sent by electronic mail (with confirmation of receipt), (iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the commercial delivery service or, in the case of electronic mail, upon receipt thereof if received during normal business hours and otherwise on the next business day and (iv) addressed to the parties at the following addresses (or to such other address as either party shall designate in writing from time to time): If to the Seller:

12 Warehouse Goods LLC 6261 Katella Avenue, Suite 250 Cypress, CA 90630 Attention: Legal Email: Legal@greenlane.com with a copy to: Pryor Cashman LLP 7 Times Square, 40th Floor New York, NY 10036 Attention: Jeffrey Johnson; Michael Weinsier Email: JJohnson@pryorcashman.com; MWeinsier@pryorcashman.com If to the Buyer: Portofino Partners LLC c/o TwinFocus 75 Park Plaza Boston, MA 02116 Attention: Paul Karger Email: pk@twinfocus.com; ProjectPortofino88@gmail.com with a copy to: Carmel, Milazzo and Feil LLP 55 West 39th Street, 18th Floor New York, NY 10018 Attention: Ross David Carmel Email: rcarmel@cmfllp.com Section 7.2 Successors; Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other non-assigning parties. Any person to whom all or a part of an assigning party’s rights are so assigned may become a party to this Agreement, entitled to those rights and benefits, and subject to the obligations, set forth herein. Section 7.3 Severability. Should any phrase, clause, sentence or section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and such part of this Agreement will be deemed to have been stricken herefrom and the remainder will have the same force and effect as if such part or parts had never been included herein. Section 7.4 Governing Law: Jurisdiction and Venue. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York,

13 without giving effect to such State’s principles governing conflicts of law. Any state or federal court located in New York County in the State of New York shall have exclusive jurisdiction over any dispute or controversy arising under or in connection with this Agreement and, by execution and delivery of this Agreement, each of the parties hereby submits to the jurisdiction of those courts, including, but not limited to, the in personam and subject matter jurisdiction of those courts, waives any objection to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Section 7.5 Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument. Section 7.6 Entire Agreement. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof. Any agreement, discussions, or negotiations among the parties prior to the date hereof with respect to the purchase of the Membership Interest is superseded by this Agreement. No representation, promise, inducement or statement of intention has been made by any party in connection with the transactions contemplated by this Agreement or other document delivered in connection therewith that is not embodied in this Agreement or such other document, as applicable, and no party will be bound by or liable for any alleged representation, promise, inducement or statement of intention not so embodied. Except as expressly provided herein, nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Section 7.7 Amendment or Waiver of Agreement. The provisions of this Agreement may not be amended or waived except by a written instrument signed by the Buyer and the Seller. Section 7.8 Expenses. Except as otherwise expressly provided for herein, each party hereto will pay its own costs and expenses involved in carrying out the transactions contemplated by this Agreement. [remainder of page intentionally left blank; signature page follows]

[SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written. SELLER: WAREHOUSE GOODS LLC By: Greenlane Holdings, LLC Its: Manager By: Greenlane Holdings, Inc. Its: Manager By: Name: Nick Kovacevich Title: Chief Executive Officer BUYER: PORTOFINO PARTNERS LLC By: Name: Paul Karger Title: Chief Executive Officer DocuSign Envelope ID: 18BF119C-13AE-48C4-A41E-F46242CD7665

[SIGNATURE PAGE TO MEMBERSHIP INTEREST PURCHASE AGREEMENT] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written. SELLER: WAREHOUSE GOODS LLC By: Greenlane Holdings, LLC Its: Manager By: Greenlane Holdings, Inc. Its: Manager By: Name: Nick Kovacevich Title: Chief Executive Officer BUYER: PORTOFINO PARTNERS LLC By: Name: Paul Karger Title: Chief Executive Officer DocuSign Envelope ID: FE6E8C2D-1FA4-47B1-B3CA-B4ABD1CE01DB